UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2005

KRAMONT REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	1-15923	25-6703702

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Plymouth Plaza
580 West Germantown Pike
Plymouth Meeting, Pennsylvania 19462

(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (610) 825-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 30, 2005, Kramont Realty Trust (“Kramont”) created a procedure that allows holders of its 9.75% Series B-1 Cumulative Convertible Preferred Shares to condition the conversion of their shares to Kramont Common Shares upon the approval of the proposed pending merger transaction by Kramont’s shareholders as described in the press release. The press release announcing the procedure is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. The form to submit for conditional conversion is included as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release announcing the procedure to allow holders of 9.75% Series B-1 Cumulative Convertible Preferred Shares to conditionally convert their shares.
99.2	Form to submit for conditional conversion.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAMONT REALTY TRUST
Date: March 30, 2005	By:	/s/ Louis P. Meshon, Sr.
Louis P. Meshon, Sr.
President